FORUM FUNDS

                              INVESTORS GROWTH FUND


                          Supplement Dated July 1, 2000
                       to Prospectus Dated August 1, 1999


         Effective July 1, 2000 the portfolio manager for Investors Growth Fund will change from Mark D. Kaplan to Dawn Marie Estlow Stillings. The following paragraph replaces, in its entirety, the paragraph under the heading "Portfolio Manager" on Page 11 of the Prospectus:

          DAWN MARIE ESTLOW STILLINGS Portfolio Manager of the Adviser, is responsible for the day-to-day management of the Fund's portfolio effective July 1, 2000. Ms. Stillings has provided back-up portfolio management services for the Fund since its inception on December 12, 1997. Ms. Stillings has more than twelve years of experience in the investment industry. Prior to joining the Adviser in July 1996, Ms. Stillings was a member of the research department at H.M. Payson & Co., an investment advisory and trust services company.